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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 28, 2006

                 CWHEQ Home Equity Loan Trust, Series 2006-S5
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-09

                                  CWHEQ, INC.
                                  -----------
                        (Exact name of the depositor as
                     specified in its charter) Commission
                         File Number of the depositor:
                                  333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                     Delaware                                   87-0698310
                     --------                                  ----------
          (State or Other Jurisdiction of                    (I.R.S. Employer
                  Incorporation) No.)                         Identification


                  4500 Park Granada
               Calabasas, California                              91302
               ---------------------                             -------
          (Address of Principal Executive                      (Zip Code)
            Offices of the Depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

      On September 28, 2006, Countrywide Home Loans, Inc. ("CHL") entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of September 28, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.1.

      On September 28, 2006, Financial Guaranty Insurance Company issued a financial guaranty insurance policy for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the "Certificate Insurance Policy"). The Certificate Insurance Policy is annexed hereto as Exhibit 99.2.

      On September 28, 2006, Old Republic Insurance Company issued a credit insurance policy (the "Credit Insurance Policy"). The Credit Insurance Policy is annexed hereto as Exhibit 99.3.

      On September 28, 2006, CHL entered into an Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of September 28, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for CWHEQ Home Equity Loan Trust, Series 2006-S5 and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract (as defined below) to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as
Exhibit 99.4.

      On September 28, 2006, CHL entered into an interest rate Corridor Contract (the "Corridor Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Confirmation"). The Confirmation is annexed hereto as
Exhibit I to the Corridor Contract Assignment Agreement.

      On January 30, 2006, the CWHEQ, Inc. (the "Company") entered into an
Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS") and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit II to the Corridor Contract Assignment Agreement.

      On September 28, 2006, the Company entered into a Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, CHL, as a seller, Park Granada LLC, as a seller, ("Park Granada") Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL,



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

Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series 2006-S5. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.5.

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*       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 20, 2006 and the Prospectus Supplement dated September 26, 2006 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2006-S5.



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

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      99.1  Corridor Contract Administration Agreement.

      99.2  Certificate Insurance Policy.

      99.3  Credit Insurance Policy.

      99.4  Corridor Contract Assignment Agreement.

            I.    Confirmation.

            II.   Item 1115 Agreement.

      99.5  Pooling and Servicing Agreement.



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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWHEQ, INC.



                                                By: /s/Darren Bigby
                                                    ---------------------------
                                                    Name: Darren Bigby
                                                    Title: Vice President



Dated: October 13, 2006



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

                                                             Exhibit Index

Exhibit                                                               Page

99.1     Corridor Contract Administration Agreement                   7
99.2     Certificate Insurance Policy                                 8
99.3     Credit Insurance Policy                                      9
99.4     Corridor Contract Assignment Agreement                       10
         I.       Confirmation
         II.      Item 1115 Agreement
99.5     Pooling and Servicing Agreement                              11



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